(Loss) Earnings Per Share	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Loss Per Share	4. (Loss) Earnings Per Share
The net (loss) earnings available for common shareholders and (loss) earnings per common share are presented in the table below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	$	$	$	$
Net (loss) income	(129,144)	98,198	(150,509)	205,037

Weighted average number of common shares - basic	33,763,367	33,727,978	33,753,599	33,698,972
Dilutive effect of stock-based awards	—	250,752	—	263,539
Weighted average number of common shares - diluted	33,763,367	33,978,730	33,753,599	33,962,511

(Loss) earnings per common share:
– Basic	(3.83)	2.91	(4.46)	6.08
– Diluted	(3.83)	2.89	(4.46)	6.04
Stock-based awards that have an anti-dilutive effect on the calculation of diluted earnings per common share are excluded from this calculation. In the periods where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive. For the three and six months ended June 30, 2021, 0.3 million and 0.3 million (June 30, 2020 - nil and nil) restricted stock units, respectively, had anti-dilutive effects on the calculation of diluted earnings per common share. For the three and six months ended June 30, 2021, options to acquire 0.6 million and 0.6 million (June 30, 2020 - 0.2 million and 0.2 million) shares, respectively, of the Company’s Class A common stock had anti-dilutive effects on the calculation of diluted earnings per common share.